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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 22, 1999


                            Comcast Corporation
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          (Exact Name of Registrant as Specified in its Charter)



        Pennsylvania                    0-6983               23-1709202
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)



           1500 Market Street
            Philadelphia, PA                                19102-2148
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(Address of Principal Executive Offices)                    (Zip Code)



                              (215) 665-1700
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           (Registrant's telephone number, including area code)



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       (Former Name or Former Address, if Changed Since Last Report)


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               ITEM 5. Other Events.

               On March 22, 1999, Comcast Corporation, a Pennsylvania corporation ("Comcast"), and MediaOne Group, Inc., a Delaware corporation ("MediaOne"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, MediaOne will be merged with and into Comcast, with Comcast to be the surviving corporation of the merger (the "Merger").

               At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of Common Stock, par value $.01 per share (the "MediaOne Common Stock"), of MediaOne will be converted into the right to receive 1.10 shares of Class A Special Common Stock, par value $1.00 per share (the "Comcast Common Stock"), of Comcast (subject to adjustment for the conditional dividend declared on March 3, 1999 of one share of Comcast Common Stock for each share of Comcast Common Stock held of record on April 20, 1999). The preferred stock purchase rights associated with each share of MediaOne Common Stock, issued pursuant to MediaOne Rights Agreements (as defined in the Merger Agreement), will be terminated immediately prior to the Effective Time.

               A copy of the Merger Agreement is attached hereto as Exhibit
2.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit. A joint press release announcing the entering into of the Merger Agreement was issued on March 22, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

               ITEM 7(c).  Exhibits.

               Exhibit 2.1 Agreement and Plan of Merger dated as of March 22, 1999 between Comcast Corporation and MediaOne Group, Inc. (Schedules and Exhibits omitted).

               Exhibit 99.1 Joint Press Release dated March 22, 1999.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMCAST CORPORATION


Dated: March 24, 1999                   By: /s/ Arthur R. Block
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                                           Name:  Arthur R. Block
                                           Title: Vice President and
                                                  Senior Deputy General
                                                  Counsel


                             INDEX TO EXHIBITS



Exhibit No.                        Description
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Exhibit 2.1         Agreement and Plan of Merger dated as of
                    March 22, 1999 between Comcast
                    Corporation and MediaOne Group, Inc.
                    (Schedules and Exhibits omitted).

Exhibit 99.1        Joint Press Release dated March 22, 1999.